                                                                EXHIBIT 10.10.11

                    LEASE AMENDMENT AND ESTOPPEL CERTIFICATE

     This LEASE AMENDMENT AND ESTOPPEL CERTIFICATE ("Amendment") is entered into on the 6th day of December, 2001, by and among LAS VEGAS LODGE NO. 32, FREE AND ACCEPTED MASONS, of Las Vegas, Clark County, Nevada ("Lessor"), FITZGERALDS LAS VEGAS, INC., a Nevada corporation ("Lessee"), and BARDEN NEVADA GAMING, LLC, a Nevada limited liability company ("Successor Lessee").

     WHEREAS, Lessor and Lessee (as assignee) are parties to that certain Lease Agreement, dated July 21, 1954, by and between Lessor and H. John Gluskin (the Lease Agreement, together with all amendments, assignments and other modifications thereto, collectively, the "Lease");

     WHEREAS, Lessor and Lessee's predecessor in interest under the Lease entered into that certain Amendment to Masonic Lodge Ground Lease, dated December 20, 1982 (the "PERS Amendment") in connection with a loan made by The Public Employees Retirement System of Nevada to M.B. Dalitz and the M.B. Dalitz Revocable Trust (the "Sundance Loan"), which loan was secured by a Deed of Trust and Assignment of Rents, dated as of December 20, 1983, as recorded in Clark County, Nevada on January 5, 1983, in Book 1669 as Instrument 1628020 (the "PERS Deed of Trust"), and which Sundance Loan has been paid in full and which PERS Deed of Trust has been fully reconveyed and released of record;

     WHEREAS, the PERS Amendment contains (i) a requirement for the maintenance of a $1,000,000 trust fund (the "Fund") for the benefit of Lessor and certain other ground lessors, and (ii) a restriction on the assignment or transfer of Lessee's rights under the Lease or the grant of a security interest therein which was to remain operative until a foreclosure or transfer in lieu of foreclosure under the PERS Deed of Trust (the "Assignment Restriction");

     WHEREAS, Lessee has transferred its interest under the Lease to Successor Lessee;

     WHEREAS, pursuant to that certain Loan and Security Agreement dated on or about the date hereof (as supplemented and otherwise amended from time to time, the "Loan Agreement"), by and among Successor Tenant, Barden Colorado Gaming, LLC, a Colorado limited liability company ("BCG"), Barden Mississippi Gaming, LLC, a Mississippi limited liability company ("BMG"), Majestic Investor Holdings, LLC, a Delaware limited liability company ("Majestic") and Foothill Capital Corporation, a California corporation ("Lender"), Lender will provide to Successor Tenant, BCG and BMG a $15,000,000 revolving line of credit (the "Loan");

     WHEREAS, pursuant to the Loan Agreement, the Loan is secured by, among other things, a Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents ("Deed of Trust") dated on or about the date hereof, executed by Successor Tenant, as Trustor, for the benefit of Lender, as Beneficiary, encumbering the leasehold interest of Successor Tenant created by the Lease, and the buildings and improvements now or hereafter located thereon (collectively, the "Property"); and

     WHEREAS, Lender would not enter into or consummate the transactions contemplated by the Loan Agreement in the absence of this Amendment and, therefore, will be relying on this Amendment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. No Assignment Restriction. Lessor hereby agrees that as of the date hereof the Assignment Restriction is void and of no force or effect.

2. Fund. Lessor hereby agrees that Lessee may substitute the Fund with a letter of credit in the face amount of $1,000,000 from a creditworthy financial institution and otherwise reasonably acceptable to Lessor, or with another form of security reasonably acceptable to Lessor, as security for the performance of Lessee's and Successor Lessee's obligations under the Lease.

3. Lessor Consent. Lessor acknowledges that Lessee has transferred its interest under the Lease to Successor Lessee. Lessor consents to the Deed of Trust and to the encumbrance of Successor Lessee's leasehold interest in the Property pursuant to the Deed of Trust and the other collateral described in the Deed of Trust by Successor Lessee pursuant to the execution, delivery and recordation (in the Official County Records of Clark County, Nevada) of the Deed of Trust and the other Security Documents.

4. Mortgagee Protection. Lessor agrees that so long as the Deed of Trust remains unsatisfied of record or until written notice of satisfaction is given by Lender to Lessor, the following provisions shall apply:

     (a) Notice to Lender. Lender shall be given a written notice of any claimed default under the Lease by any party claiming the default. Lender shall have the right, but not the duty or obligation, to cure any default under the Lease, as provided in Section 4(c) below. The right to cure shall include the right to enter the leased premises demised under the Lease (the "Premises") if necessary to effect a cure. Lender's address for notification is as follows:

     Foothill Capital Corporation
     One Boston Place, 18th floor
     Boston, MA 02108

     (b) Amendments. The Lease shall not be amended or modified without the prior written approval of Lender, which approval will not be unreasonably withheld so long as Lender's security for the Loan. Notwithstanding anything contained in this Amendment, Lender shall not be bound by any agreement amending, modifying or terminating the Lease made without Lender's prior written approval.

     (c)  Default.

          (i) In the event of a default under the Lease by Successor Lessee thereunder, which default can be fully cured by the payment of money, including but not limited to the payment of rent, insurance premiums, taxes, or any other monetary obligations of Successor

Lessee under the Lease, whether to Lessor or to some other person or entity, Lessor shall not terminate the Lease by reason of such default without first affording Lender the opportunity to cure such default. Lender shall have ten
(10) business days after receipt of written notice of such default mailed to Lender pursuant to Section 4(a) hereof in which to effect such cure in accordance herewith and with the terms of the Lease. In the event that Lender fails to effect such cure within said ten (10) business days, Lessor may exercise any and all remedies available to it under the terms of the Lease or this Amendment, including, without limitation, termination of the Lease; provided, however, that the Lease shall not be terminated until five (5) business days after Lender's receipt of written notice mailed to Lender in accordance with Section 4(a) hereof stating that the default has not been cured and that in five (5) business days after receipt of this notice the Lease is terminated unless the default is cured as noticed. A cure made after the ten
(10) business days' notice has expired will be effective to cure the default so long as it has been made or tendered prior to the expiration of the final five
(5) business day notice of termination. No cure made or effected pursuant to this Section 4(c)(i) shall be deemed completed unless and until Lender shall have reimbursed Lessor in full for any and all damages, costs and expenses incurred by Lessor as a proximate result of such default.

     (ii) In the event of a default under the Lease by Successor Lessee, which default cannot be fully cured by the payment of money as provided in Section 4(c)(i) above, Lessor shall not terminate the Lease by reason of such default without first affording Lender the opportunity to cure such default. Lender shall have thirty (30) days after receipt of a notice of such default mailed to Lender pursuant to Section 4(a) above in which to effect such cure if such default can be cured within said thirty (30) days, or if such default cannot be fully cured within thirty (30) days, Lender shall have a reasonable time within which to cure such default (taking into account the effect of any applicable bankruptcy statutes or proceedings or other operation of law); provided, however, that Lender must commence the curing thereof within said thirty (30) day period and must thereafter diligently pursue such cure to completion. In the event Lender is unable to effect such a cure without first obtaining possession of the Premises, Lessor shall not terminate the Lease by reason of such default, provided that immediately after receipt of Lessor's notice of default under
Section 4(a) above, Lender exercises the right to proceed as quickly as allowed by law (including the effect of any applicable bankruptcy statutes or proceedings or other operation of law) to foreclose its lien or enforce its rights under the Deed of Trust and cures such default within thirty (30) days (as set forth in this Section 4(c)(ii)) after completion of the foreclosure proceedings, or if such default cannot be fully cured within thirty (30) days, Lender shall have a reasonable time within which to cure such default (taking into account the effect of any applicable bankruptcy statutes or proceedings or other operation of law); provided, however, that Lender must commence the curing thereof within said thirty (30) day period and must thereafter diligently pursue such cure to completion, and provided further that after obtaining possession of the Premises Lender keeps and performs all of the terms, covenants and conditions of the Lease, including the payment of rent under the Lease, as provided in Section 4(d) below. In the event Lender fails to effect such cure within the times and under the conditions specified in this Section 4(c)(ii), Lessor may exercise any and all remedies available to it under the terms of the Lease or this Amendment, including, without limitation, termination of the Lease, provided, however, that the Lease shall not be terminated until five (5) business days after Lender's receipt of written notice mailed to Lender stating that the default has not been cured and that in five (5) business days after receipt of this notice the Lease is terminated unless the default is cured as noticed. A cure made after the thirty (30) business days' notice has expired will be effective to cure the default so long as it has been made or tendered prior to the expiration of the final five (5) business day notice of termination. No cure made or effected pursuant to this
Section 4(c)(ii) shall be deemed completed unless and until Lender shall have reimbursed Lessor in full for any and all damages, costs and expenses incurred by Lessor as a proximate result of such default.

          (iii) The provisions of this Amendment regarding notices of default and the time for curing defaults under the Lease shall supercede any provisions in the Lease regarding notices of default and the time for curing defaults.

     (d) No Merger of Interests. There will be no merger of the leasehold and fee estates if any party acquired both interests, unless Lender consents in writing to a merger.

     (e)  Insurance.

          (i) Insurance shall be carried by Successor Lessee on the terms set forth in the Loan Agreement and the Deed of Trust. All proceeds of casualty insurance shall be made payable jointly to Lessor, Successor Lessee, Lender and their respective successors and assigns. Current certificates evidencing such insurance, and copies of the insurance policies, in form and substance acceptable to Lessor shall be furnished by Successor Lessee to Lessor at all times during the term of the Lease.

          (ii) None of the provisions of Section 4(f)(i) above shall affect in any manner the provisions of the first sentence of paragraph XI of the Lease, and there shall be no reduction, abatement, adjustment or interruption of rent or any other required payments under the Lease by reason of or in connection with any damage or destruction, or any restoration or rebuilding in connection therewith.

5. Attorney's Fees and Costs. In the event any party to this Amendment institutes legal proceedings to determine or to enforce its legal rights arising hereunder, or in connection herewith, the prevailing party shall be entitled to such reasonable attorney's fees and costs as it may incur in connection therewith.

6. Successor Lessee Defined. All references to "Successor Lessee" herein shall be deemed to include any and all assignees or sublessees of Successor Lessee under the Lease.

7. Limit of Amendment. This Amendment shall become effective upon the closing of the Loan. To the extent of any conflict or inconsistency between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall prevail and take precedence. Subject to the preceding sentence, however, all terms and conditions of the Lease are hereby ratified and affirmed and shall remain in full force and effect.

8. Lessor Certification. As of the date hereof, Lessor certifies to Trustee as follows:

     (a) A complete, true and accurate copy of the Lease and all amendments and modifications thereto is attached hereto as Exhibit A, and the Lease has not been amended or modified other than as shown on Exhibit A.

     (b)  Lessee is the current "lessee" under the Lease.

     (c) The term of the Lease commenced on July 21, 1954 and will terminate on July 31, 2038, subject to the following options, if any: ________________.

     (d) All rent and other sums now due and payable by Lessee pursuant to the Lease have been paid and are current through. Currently annual minimum rent under the Lease is $195,480.00. Lessee's security deposit is $-0- $1,000,000 Trust Account.

     (e) The Lease is in full force and effect and, to the best of Lessor's knowledge, there are no defaults by Lessor, or events which, with the giving of notice or the passage of time, or both, would constitute a default by Lessee of any of its obligations under the Lease.

     (f) Lessor has not received any notice from Lessee of any default by Lessor of any of its obligations under the Lease.

     (g) Lessor has not received any notice from any governmental agency regarding (i) any pending or threatened condemnation of any portion of the Premises, or (ii) any noncompliance by the Premises with any law, rule or regulation.

     (h)  Lessor has received no notice of any prior sale, assignment, pledge or other transfer of the Lease or of the rents received therein, except
_______________________________________________________________________________.

     (i) Lessor has not assigned the Premises or the Lease or any portion thereof, except _______________________________________________________________.

     (j) All work required of Lessee by the Lease has been completed in accordance with the terms of the Lease, and Lessee has no further obligations under the Lease to make any alterations or improvements to the Premises.

     (k) Lessor has given no notice to Lessee of Lessor's intention to terminate the Lease prior to the end of the term of the Lease except ___________
_______________________________________________________________________________.

9. Successors and Assigns; Reliance. The agreements contained herein shall be binding upon and shall inure to the benefit of Lessor and Successor Lessee and their respective successors and assigns, and shall inure to the benefit of Trustee and its successors and assigns. Lessor agrees that Successor Lessee and Trustee shall be entitled to rely on the truth and accuracy of the matters set forth herein in their decision to proceed with the above-referenced transfer and financing transactions, and hereby agrees that any successors or assigns of Trust may also so rely. Notice of acceptance of this Amendment by Trustee is waived.

                             SIGNATURE PAGE FOLLOWS

     IN WITNESS WHEREOF, the parties hereto have executed this Lease Amendment and Estoppel Certificate as of the day and year first written above.

                                        LAS VEGAS LODGE NO. 32,
       /s/ P.M. Haslenburg              FREE & ACCEPTED MASONS,
              Trustee                   as Lessor
       /s/ James G. Kelly
              Trustee                   By: /s/ Clarence C. Van Horn
                                            ------------------------------------
                                            Name: Clarence C. Van Horn
                                            Title: Trustee


                                        FITZGERALDS LAS VEGAS,
                                        INC., as Lessee

                                        By: /s/ P.D. Griffith
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BARDEN NEVADA GAMING,
                                        LLC, as Successor Lessee

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

     IN WITNESS WHEREOF, the parties hereto have executed this Lease Amendment and Estoppel Certificate as of the day and year first written above.

                                        LAS VEGAS LODGE NO. 32,
       /s/ P.M. Haslenburg              FREE & ACCEPTED MASONS,
              Trustee                   as Lessor
       /s/ James G. Kelly
              Trustee                   By:   /s/  Clarence C. Van Horn
                                            ------------------------------------
                                            Name:  Clarence C. Van Horn
                                            Title: Trustee


                                        FITZGERALDS LAS VEGAS,
                                        INC., as Lessee

                                        By:   /s/  Philip D. Griffith
                                            ------------------------------------
                                            Name:  Philip D. Griffith
                                            Title: President and Chief Executive
                                                   Officer


                                        BARDEN NEVADA GAMING,
                                        LLC, as Successor Lessee

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

     IN WITNESS WHEREOF, the parties hereto have executed this Lease Amendment and Estoppel Certificate as of the day and year first written above.

                                        LAS VEGAS LODGE NO. 32,
                                        FREE & ACCEPTED MASONS,
                                        as Lessor

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        FITZGERALDS LAS VEGAS,
                                        INC., as Lessee

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BARDEN NEVADA GAMING,
                                        LLC, as Successor Lessee

                                        By: /s/ Don H. Barden
                                            ------------------------------------
                                            Name: Don H. Barden
                                            Title: President

                    LEASE AMENDMENT AND ESTOPPEL CERTIFICATE

     This LEASE AMENDMENT AND ESTOPPEL CERTIFICATE ("Amendment") is entered into on the 6th day of December, 2001, by and among LAS VEGAS LODGE NO. 32, FREE & ACCEPTED MASONS, of Las Vegas, Clark County, Nevada ("Lessor"), FITZGERALDS LAS VEGAS, INC., a Nevada corporation ("Lessee"), and BARDEN NEVADA GAMING, LLC, a Nevada limited liability company ("Successor Lessee").

     WHEREAS, Lessor and Lessee (as assignee) are parties to that certain Lease Agreement, dated July 21, 1954, by and between Lessor and H. John Gluskin (the Lease Agreement, together with all amendments, assignments and other modifications thereto, collectively, the "Lease");

     WHEREAS, Lessor and Lessee's predecessor in interest under the Lease entered into that certain Amendment to Masonic Lodge Ground Lease, dated December 20, 1982 (the "PERS Amendment") in connection with a loan made by The Public Employees Retirement System of Nevada to M.B. Dalitz and the M.B. Dalitz Revocable Trust (the "Sundance Loan"), which loan was secured by a Deed of Trust and Assignment of Rents, dated as of December 20, 1983, as recorded in Clark County, Nevada on January 5, 1983, in Book 1669 as Instrument 1628020 (the "PERS Deed of Trust"), and which Sundance Loan has been paid in full and which PERS Deed of Trust has been fully reconveyed and released of record;

     WHEREAS, the PERS Amendment contains (i) a requirement for the maintenance of a $1,000,000 trust fund (the "Fund") for the benefit of Lessor and certain other ground lessors, and (ii) a restriction on the assignment or transfer of Lessee's rights under the Lease or the grant of a security interest therein which was to remain operative until a foreclosure or transfer in lieu of foreclosure under the PERS Deed of Trust (the "Assignment Restriction");

     WHEREAS, Lessee has transferred its interest under the Lease to Successor Lessee;

     WHEREAS, pursuant to that certain Indenture dated on or about the date hereof (as supplemented and otherwise amended from time to time, the "Indenture"), by and among Majestic Investor Holdings, LLC ("Holdings"), Majestic Investor Capital Corp. ("Capital"), the Guarantors (defined therein), and The Bank of New York, as trustee thereunder (in such capacity, "Trustee"), Holdings and Capital will issue 11.653% Senior Secured Notes in an aggregate maximum principal amount of $152,632,000 (collectively, the "Notes"). Unless the context otherwise requires, all capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Indenture;

     WHEREAS, pursuant to a guarantee included in the Indenture (as amended from time to time, the "Subsidiary Guarantee"), Successor Lessee is guaranteeing the obligations of Holdings and Capital under the Notes, the Indenture and the other Security Documents to which Holdings and/or Capital is a party;

     WHEREAS, pursuant to the Indenture, the Subsidiary Guarantee is secured by, among other things, a Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents

("Deed of Trust") dated on or about there date hereof, executed by Successor Lessee, as Trustor, for the benefit of Trustee, as Beneficiary, encumbering the leasehold interest of Successor Lessee created by the Lease, and the buildings and improvements now or hereafter located thereon (collectively, the "Property"); and

     WHEREAS, Trustee and the Holders would not enter into or consummate the transactions contemplated by the Indenture in the absence of this Amendment and, therefore, will be relying on this Amendment in acquiring the Notes.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. No Assignment Restriction. Lessor hereby agrees that as of the date hereof the Assignment Restriction is void and of no force or effect.

2. Fund. Lessor hereby agrees that Lessee may substitute the Fund with a letter of credit in the face amount of $1,000,000 from a creditworthy financial institution and otherwise reasonably acceptable to Lessor, or with another form of security reasonably acceptable to Lessor, as security for the performance of Lessee's and Successor Lessee's obligations under the Lease.

3. Lessor Consent. Lessor acknowledges that Lessee has transferred its interest under the Lease to Successor Lessee. Lessor consents to the Deed of Trust and to the encumbrance of Successor Lessee's leasehold interest in the Property pursuant to the Deed of Trust and the other collateral described in the Deed of Trust by Successor Lessee pursuant to the execution, delivery and recordation (in the Official County Records of Clark County, Nevada) of the Deed of Trust and the other Security Documents.

4. Mortgagee Protection. Lessor agrees that so long as the Deed of Trust remains unsatisfied of record or until written notice of satisfaction is given by Trustee to Lessor, the following provisions shall apply:

     (a) Notice to Trustee. Trustee shall be given a written notice of any claimed default under the Lease by any party claiming the default. Trustee shall have the right, but not the duty or obligation, to cure any default under the Lease, as provided in Section 4(c) below. The right to cure shall include the right to enter the leased premises demised under the Lease (the "Premises") if necessary to effect a cure. Trustee's address for notification is as follows:

     THE BANK OF NEW YORK
     101 Barclay Street -- 21W
     New York, New York 10286
     Attention: Corporate Trust Administration

     (b)  Amendments.    The Lease shall not be amended or modified without the
prior written approval of Trustee, which approval will not be unreasonably withheld so long as Trustee's security for the loan evidenced by the Notes is not impaired or destroyed.

     (c)  Default.

          (i) In the event of a default under the Lease by Successor Lessee thereunder, which default can be fully cured by the payment of money, including but not limited to the payment of rent, insurance premiums, taxes, or any other monetary obligations of Successor Lessee under the Lease, whether to Lessor or to some other person or entity, Lessor shall not terminate the Lease by reason of such default without first affording Trustee the opportunity to cure such default. Trustee shall have ten (10) business days after receipt of a notice of such default mailed to Trustee pursuant to Section 4(a) hereof in which to effect such cure in accordance herewith and with the terms of the Lease, including but not limited to the payment of any interest or other charges imposed by reason of such default. In the event that Trustee fails to effect such cure within said ten (10) business days, Lessor may exercise any and all remedies available to it under the terms of the Lease or this Amendment, including, without limitation, termination of the Lease; provided, however, that the Lease shall not be terminated until five (5) business days after Trustee's receipt of a notice mailed to Trustee in accordance with Section 4(a) hereof stating that the default has not been cured and that in five (5) days after receipt of this notice the Lease is terminated unless the default is cured as noticed. A cure made after the ten (10) business days' notice has expired will be effective to cure the default so long as it has been made or tendered prior to the expiration of the final five (5) day notice of termination. No cure made or effected pursuant to this Section 4(c)(i) shall be deemed completed unless and until Trustee shall have reimbursed Lessor in full for any and all damages, costs and expenses incurred by Lessor as a proximate result of such default.

          (ii) In the event of a default under the Lease by Successor Lessee, which default cannot be fully cured by the payment of money as provided in
Section 4(c)(i) above, Lessor shall not terminate the Lease by reason of such default without first affording Trustee the opportunity to cure such default. Trustee shall have thirty (30) days after receipt of a notice of such default mailed to Trustee pursuant to Section 4(a) above in which to effect such cure if such default can be cured within said thirty (30) days, or if such default cannot be fully cured within thirty (30) days, Trustee shall have a reasonable time within which to cure such default (taking into account the effect of any applicable bankruptcy statutes or proceedings or other operation of law); provided, however, that Trustee must commence the curing thereof within said thirty (30) day period and must thereafter diligently pursue such cure to completion. In the event Trustee is unable to effect such a cure without first obtaining possession of the Premises, Lessor shall not terminate the Lease by reason of such default, provided that immediately after receipt of Lessor's notice of default under Section 4(a) above, Trustee exercises the right to proceed as quickly as allowed by law (including the effect of any applicable bankruptcy statutes or proceedings or other operation of law) to foreclose its lien or enforce its rights under the Deed of Trust and cures such default within thirty (30) days (as set forth in this Section 4(c)(ii)) after completion of the foreclosure proceedings, and provided further that after obtaining possession of the Premises Trustee keeps and performs all of the terms, covenants and conditions of the Lease, including the payment of rent under the Lease, as provided in Section 4(d) below. In the event Trustee fails to effect such cure within the times and under the conditions specified in this Section 4(c)(ii), Lessor may exercise any and all remedies available to it under the terms of the Lease or this Amendment, including, without limitation, termination of the Lease, provided, however, that the Lease shall not be terminated until five (5) business days after Trustee's receipt of a notice mailed to Trustee stating that the default has not been cured and that in five (5) days after receipt of this notice the Lease is terminated unless the default is cured as noticed. A cure made after the ten (10) business days' notice has expired will be effective to cure the default so long as it has been made or tendered prior to the expiration of the final five (5) day notice of termination. No cure made or effected pursuant to this Section 4(c)(ii) shall be deemed completed unless and until Trustee shall have reimbursed Lessor in full for any and all damages, costs and expenses incurred by Lessor as a proximate result of such default.

         (iii) The provisions of this Amendment regarding notices of default and the time for curing defaults under the Lease shall supercede any provisions in the Lease regarding notices of default and the time for curing defaults.

     (d) Trustee Foreclosure; Lease Assumption. Trustee agrees that in the event that it acquires Successor Lessee's leasehold estate by foreclosure or other transfer in lieu of foreclosure, or by assignment of the Lease, it shall thereby assume the Lease and be bound by all of the terms and provisions thereof and perform all of the covenants to be performed by Successor Lessee thereunder, all as though it were the originally named "lessee" thereunder.

     (e) No Merger of Interests. There will be no merger of the leasehold and fee estates if any party acquires both interests, unless Trustee consents in writing to a merger.

     (f)  Insurance.

         (i) Insurance shall be carried by Successor Lessee on the terms set forth in the Indenture and the Deed of Trust. All proceeds of casualty insurance shall be made payable jointly to Lessor, Successor Lessee, Trustee and their respective successors and assigns. Current certificates evidencing such insurance, and copies of the insurance policies, in form and substance acceptable to Lessor shall be furnished by Successor Lessee to Lessor at all times during the term of the Lease.

         (ii) None of the provisions of Section 4(f)(i) above shall affect in any manner the provisions of the first sentence of Paragraph XI of the Lease, and there shall be no reduction, abatement, adjustment or interruption of rent or any other required payments under the Lease by reason of or in connection with any damage or destruction, or any restoration or rebuilding in connection therewith.

5. Attorney's Fees and Costs. In the event any party to this Amendment institutes legal proceedings to determine or to enforce its legal rights arising hereunder, or in connection herewith, the prevailing party shall be entitled to such reasonable attorney's fees and costs as it may incur in connection therewith.

6. Successor Lessee Defined. All references to "Successor Lessee" herein shall be deemed to include any and all assignees or sublessees of Successor Lessee under the Lease.

7. Limit of Amendment. This Amendment shall become effective upon the closing of the loan evidencing the Notes. To the extent of any conflict or inconsistency between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall prevail and take precedence. Subject to the preceding sentence, however, all terms and conditions of the Lease are hereby ratified and affirmed and shall remain in full force and effect.

8. Lessor Certification. As of the date hereof, Lessor certifies to Trustee as follows:

     (a) A complete, true and accurate copy of the Lease and all amendments and modifications thereto is attached hereto as Exhibit A, and the Lease has not been amended or modified other than as shown on Exhibit A.

     (b)  Lessee is the current "lessee" under the Lease.

     (c) The term of the Lease commenced on July 21, 1954 and will terminate on July 31, 2038, subject to the following options, if any: ________________

     (d) All rent and other sums now due and payable by Lessee pursuant to the Lease have been paid and are current through. Currently annual minimum rent under the Lease is $195,480.00. Lessee's security deposit is $1,000,000 Trust Account.

     (e) The Lease is in full force and effect and, to the best of Lessor's knowledge, there are no defaults by Lessor, or events which, with the giving of notice or the passage of time, or both, would constitute a default by Lessee of any of its obligations under the Lease.

     (f) Lessor has not received any notice from Lessee of any default by Lessor of any of its obligations under the Lease.

     (g) Lessor has not received any notice from any governmental agency regarding (i) any pending or threatened condemnation of any portion of the Premises, or (ii) any noncompliance by the Premises with any law, rule or regulation.

     (h) Lessor has received no notice of any prior sale, assignment, pledge or other transfer of the Lease or of the rents received therein, except __________
_______________________________________________.

     (i) Lessor has not assigned the Premises or the Lease or any portion thereof, except _______________________________________________________
________________________.

     (j) All work required of Lessee by the Lease has been completed in accordance with the terms of the Lease, and Lessee has no further obligations under the Lease to make any alterations or improvements to the Premises.

     (k) Lessor has given no notice to Lessee of Lessor's intention to terminate the Lease prior to the end of the term of the Lease except __________
__________________________________________________.

9. Successors and Assigns; Reliance. The agreements contained herein shall be binding upon and shall inure to the benefit of Lessor and Successor Lessee and their respective successors and assigns, and shall inure to the benefit of Trustee and its successors and assigns.

Lessor agrees that Successor Lessee and Trustee shall be entitled to rely on the truth and accuracy of the matters set forth herein in their decision to proceed with the above-referenced transfer and financing transactions, and hereby agrees that any successors or assigns of Trust may also so rely. Notice of acceptance of this Amendment by Trustee is waived.


                             SIGNATURE PAGE FOLLOWS

     IN WITNESS WHEREOF, the parties hereto have executed this Lease Amendment and Estoppel Certificate as of the day and year first written above.



                                        LAS VEGAS LODGE NO. 32,
       /s/ P.M. Haslenburg              FREE & ACCEPTED MASONS,
              Trustee                   as Lessor
       /s/ James G. Kelly
              Trustee                   By: /s/ Clarence C. Van Horn
                                           --------------------------
                                           Name: Clarence C. Van Horn
                                           Title: Trustee


                                        FITZGERALDS LAS VEGAS,
                                        INC., as Lessee

                                        By:
                                           --------------------------
                                           Name:
                                           Title:


                                        BARDEN NEVADA GAMING,
                                        LLC, as Successor Lessee

                                        By:
                                           --------------------------
                                           Name:
                                           Title:

     IN WITNESS WHEREOF, the parties hereto have executed this Lease Amendment and Estoppel Certificate as of the day and year first written above.



                                        LAS VEGAS LODGE NO. 32,
       /s/ P.M. Haslenburg              FREE & ACCEPTED MASONS,
              Trustee                   as Lessor
       /s/ James G. Kelly
              Trustee                   By: /s/ Clarence C. Van Horn
                                           --------------------------
                                           Name: Clarence C. Van Horn
                                           Title: Trustee


                                        FITZGERALDS LAS VEGAS,
                                        INC., as Lessee

                                        By: /s/ XXX
                                           --------------------------
                                           Name:
                                           Title:


                                        BARDEN NEVADA GAMING,
                                        LLC, as Successor Lessee

                                        By:
                                           --------------------------
                                           Name:
                                           Title:

     IN WITNESS WHEREOF, the parties hereto have executed this Lease Amendment and Estoppel Certificate as of the day and year first written above.



                                        LAS VEGAS LODGE NO. 32,
                                        FREE & ACCEPTED MASONS,
                                        as Lessor

                                        By:
                                           --------------------------
                                           Name:
                                           Title:


                                        FITZGERALDS LAS VEGAS,
                                        INC., as Lessee

                                        By:
                                           --------------------------
                                           Name:
                                           Title:


                                        BARDEN NEVADA GAMING,
                                        LLC, as Successor Lessee

                                        By: /s/ Don H. Barden
                                           --------------------------
                                           Name:  Don H. Barden
                                           Title: